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                                EXHIBIT (11)
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                              AUDITORS' CONSENT


The Board of Trustees
The Cardinal Group:

We consent to the reference to our firm under the heading "Legal Counsel and Independent Auditors" in the Statement of Additional Information.



                                            KPMG PEAT MARWICK LLP

Columbus, Ohio
October 25, 1995